UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: December 21, 2005 (Date of earliest event reported)
Frontier Financial Corporation (Exact name of registrant as specified in its charter)

WA (State or other jurisdiction of incorporation)	000-15540 (Commission File Number)	91-1223535 (IRS Employer Identification Number)

332 SW Everett (Address of principal executive offices)		98204 (Zip Code)
425-514-0700 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 21, 2005, the Corporation announced that Mr. Michael J. Clementz, President and CEO of the Corporation, would be transitioning into retirement and working part-time as President of FFP, Inc. Mr. John J. Dickson, current CEO of Frontier Bank, will assume both responsibilities as President and CEO of the Corporation and CEO of the Bank.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Exhibits
            99.1       Press Release of Frontier Financial Corporation dated December 21, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2005	FRONTIER FINANCIAL CORPORATION By: /s/ Michael J. Clementz Michael J. Clementz President & CEO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Frontier Financial Corporation dated December 21, 2005